UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/19/2012

Cytec Industries Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-12372

Delaware	22-3268660
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Five Garret Mountain Plaza

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 357-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

We regularly review our segment reporting and classifications and periodically change our reportable segments to align with organizational changes. As a result of the organizational changes implemented in the first quarter of 2012, we have changed our reportable business segments as described below:

•

The Engineered Materials segment now includes only the Advanced Composites, Carbon Fiber, and Structural Film Adhesives product lines. The Pressure Sensitive Adhesives product line has been consolidated within the Coating Resins segment.

•	The In Process Separation segment is unchanged, and includes the Mining Chemicals and Phosphines product lines.

•

The Additive Technologies segment previously included the Polymer Additives and Specialty Additives product lines and now includes the Formulated Resins product line. The Formulated Resins product line was previously included in the Engineered Materials segment.

•

The Coating Resins segment includes the following product lines: Radiation-Cured Resins (Radcure Resins), Liquid Coating Resins and Additives (including Waterborne Resins, Solventborne Resins, and Urethane Resins), Powder Coating Resins, Amino Crosslinkers and Pressure Sensitive Adhesives. Pressure Sensitive Adhesives was previously included in the Engineered Materials segment.

Pursuant to guidance provided in Financial Accounting Standards Board ASC 280, “Segment Reporting,” and by the Securities and Exchange Commission, we have recast in Exhibit 99.1 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2011 (“Annual Report”), to reflect this change in reportable segments for all periods presented: Item 1 “Business,” Item 1A “Risk Factors,” Item 2 “Properties,” Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 7A “Quantitative and Qualitative Disclosures About Market Risk,” and Item 8 “Financial Statements and Supplementary Data.” There is no change to our previously reported Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Stockholder’s Equity for the periods reported therein.

On April 19, 2012, we issued a press release to provide investors with respectively revised segment results for the years ended December 31, 2011 and 2010, and quarterly results for each quarter in 2011 and 2010. A copy of our press release is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

EX-23.1	Consent of Independent Registered Public Accounting Firm for Annual Report

EX-99.1	Updates to Annual Report on Form 10-K
Part I, Item 1. Business
Part I, Item 1A Risk Factors
Part I, Item 2. Properties
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8. Financial Statements and Supplementary Data

EX-99.2	Press Release, dated April 19, 2012

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Label Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: April 19, 2012	By:	/s/ David M. Drillock
David M. Drillock
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm for Annual Report

99.1	Updates to Annual Report on Form 10-K
Part I, Item 1. Business
Part I, Item 1A Risk Factors
Part I, Item 2. Properties
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8. Financial Statements and Supplementary Data

99.2	Press Release Dated April 19, 2012

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document